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                                                                    EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                  BY AND AMONG

                            CALLON PETROLEUM COMPANY
                                  AS BORROWER,


                           FIRST UNION NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT,

                         UNION BANK OF CALIFORNIA, N.A.,
                             AS DOCUMENTATION AGENT,

                                 THE LENDERS AND

                                SIGNATORY HERETO


                          EFFECTIVE AS OF JUNE 29, 2001


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                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
ARTICLE I.            DEFINITIONS.............................................................. 1
     Section 1.01     Terms Defined Above...................................................... 1
     Section 1.02     Terms Defined in Credit Agreement........................................ 1
     Section 1.03     Other Definitional Provisions............................................ 1

ARTICLE II.           AMENDMENTS TO CREDIT AGREEMENT........................................... 2
     Section 2.01     Amendments and Supplements to Definitions................................ 2
     Section 2.02     Amendments to Article VIII............................................... 2
     Section 2.03     Amendments to Article IX................................................. 3
     Section 2.04     Amendments to Article X.................................................. 3
     Section 2.05     Consents and Waivers..................................................... 3

ARTICLE III.          CONDITIONS............................................................... 4
     Section 3.01     Loan Documents........................................................... 4
     Section 3.02     Representations and Warranties........................................... 4
     Section 3.03     No Default............................................................... 4
     Section 3.04     No Change................................................................ 4
     Section 3.05     Security Instruments..................................................... 4
     Section 3.06     Fees..................................................................... 4
     Section 3.07     Other Instruments or Documents........................................... 4

ARTICLE IV.           MISCELLANEOUS............................................................ 4
     Section 4.01     Adoption, Ratification and Confirmation of Credit Agreement.............. 4
     Section 4.02     Ratification and Affirmation of Guaranty................................. 4
     Section 4.03     Successors and Assigns................................................... 5
     Section 4.04     Counterparts............................................................. 5
     Section 4.05     Number and Gender........................................................ 5
     Section 4.06     Entire Agreement......................................................... 5
     Section 4.07     Invalidity............................................................... 5
     Section 4.08     Titles of Articles, Sections and Subsections............................. 5
     Section 4.09     Governing Law............................................................ 6



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                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of June 29, 2001 (the "Effective Date"), is by and among CALLON PETROLEUM COMPANY, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association (in its individual capacity, "First Union"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") and UNION BANK OF CALIFORNIA, N.A., as documentation agent.

                                    RECITALS:

         A. The Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of October 30, 2000 (as amended by the First Amendment to Credit Agreement dated as of May 7, 2001, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower.

         B. The Borrower, and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

         Section 1.01 Terms Defined Above. As used in this Second Amendment, each of the terms defined in the first paragraph and the Recitals above shall have the meanings assigned to such terms therein.

         Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

         Section 1.03 Other Definitional Provisions.

         (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment.

         (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.


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         (c) As used herein, "Duke Transaction" shall mean the transaction whereby the Borrower will incur up to $95,000,000 of Debt and grant overriding royalty interests to Duke Capital Partners, LLC in certain of its Oil and Gas Properties pursuant to that certain Conveyance of Overriding Royalty attached hereto as Exhibit A, all as contemplated pursuant to that certain Credit Agreement dated as of June 29, 2001 among Callon Petroleum Company, Duke Capital Partners, LLC, as administrative agent and the Lenders signatory thereto.

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

         The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

         Section 2.01 Amendments and Supplements to Definitions.

         (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment and as the same may from time to time be further amended or supplemented.

         (b) Section 1.02 of the Credit Agreement is hereby further amended by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

                  "Duke Credit Agreement" shall mean that certain Credit Agreement dated as of June 29, 2001 among Callon Petroleum Company, Duke Capital Partners, LLC, as administrative agent and the lenders signatory thereto.

                  "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of June 29, 2001, by and among the Borrower, the Administrative Agent, the Documentation Agent and the Lenders.

         Section 2.02 Amendments to Article VIII.. Section 8.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Collateral. The Obligations shall be secured by a perfected first priority Lien (subject only to Liens permitted under Section 9.02 entitled to priority under applicable law or under Section 9.02) granted to the Administrative Agent for the benefit of the Beneficiaries in (i) the Oil and Gas Properties of the Borrower and the Guarantors, whether now owned or hereafter acquired, pursuant to the terms of the Security Instruments to which they are parties, and which compose at least 95% of the value of the Oil and Gas Properties described in the most recent Reserve Report and (ii) all of the accounts receivable, inventory, equipment, contract rights and general intangibles of the Borrower and each


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         Guarantor pursuant to the terms of the Security Instruments to which they are parties."

         Section 2.03 Amendments to Article IX.

         (a) Section 9.01(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(k) Debt under the Duke Credit Agreement, guarantys of such Debt by any Subsidiaries and any refinancings, renewals or extensions, but not increases, thereof. "

         (b) Section 9.16 of the Credit Agreement is hereby amended by adding thereto clause (v) as follows:

         "and (v) the conveyance of an overriding royalty interest to Duke Capital Partners, LLC pursuant to that certain Conveyance of Overriding Royalty attached as Exhibit A to the Second Amendment."

         (c) Article IX is hereby amended by adding thereto new Section 9.24 as follows:

         "Section 9.24 Duke Credit Agreement. Without the prior written consent of the Lenders, the Borrower will not, and will not permit any Subsidiary to, amend, supplement, restate or otherwise modify the Duke Credit Agreement or any other document executed in connection therewith that could adversely affect in any material respect the Lenders and their rights and remedies under any Loan Document."

         Section 2.04 Amendments to Article X. Section 10.01 is hereby amended by adding thereto a new subsection (l) as follows:

         "(l) a default or event of default (as defined thereunder) shall occur under the Duke Credit Agreement."

         Section 2.05 Consents and Waivers. The Lenders hereby consent to the Duke Transaction and waive any non-compliance with any provisions of the Credit Agreement or any other Loan Document resulting solely therefrom and agree that the Borrower shall not be deemed in Default solely by reason of such non-compliance. Such consent and waiver shall not be deemed to be a consent or waiver by the Lenders of any covenant, condition or obligation on the part of the Borrower or any Guarantor under the Credit Agreement or any other Loan Document, except as set forth in this Section 2.05. In addition, the foregoing consent and waiver shall in no respect evidence any commitment by the Lenders to grant any future consents or waivers of any covenant, condition or obligation on the part of the Borrower or any Guarantor under the Credit Agreement or any other Loan Document. Any further consents or waivers must be specifically agreed to in writing in accordance with Section 12.04 of the Credit Agreement.


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                            ARTICLE III. CONDITIONS

         The enforceability of this Second Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

         Section 3.01 Loan Documents. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Second Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, and each Lender.

         Section 3.02 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

         Section 3.03 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 3.04 No Change. No event shall have occurred since December 31, 2000, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

         Section 3.05 Security Instruments. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Obligations, as amended and supplemented hereby.

         Section 3.06 Fees. The Borrower shall have paid to the Administrative Agent for the benefit of the Lenders an amendment fee of $25,000.00.

         Section 3.07 Other Instruments or Documents. The Administrative Agent or any Lender or counsel to the Administrative Agent shall received such other instruments or documents as they may reasonably request.

                           ARTICLE IV. MISCELLANEOUS

         Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Each of the Borrower, the Guarantors, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

         Section 4.02 Ratification and Affirmation of Guaranty. Each Guarantor hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under its Guaranty Agreement dated as of October 30, 2000, in favor of the Administrative Agent and the Lenders, as amended, supplemented or otherwise modified (the "Guaranty Agreement"), (iii) acknowledges, renews and extends its continued liability under the


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Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under the Guaranty Agreement pursuant to the terms and conditions thereof.

         Section 4.03 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

         Section 4.04 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantor, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument.

         Section 4.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

         Section 4.06 Entire Agreement. This Second Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Second Amendment.

         Section 4.07 Invalidity. In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

         Section 4.08 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.


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         Section 4.09 Governing Law. This Second Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                        CALLON PETROLEUM COMPANY


                                 By: /s/ John S. Weatherly
                                    --------------------------------------------
                                          John S. Weatherly
                                          Senior Vice President and
                                          Chief Financial Officer



GUARANTORS:                      CALLON PETROLEUM OPERATING COMPANY


                                 By: /s/ John S. Weatherly
                                    --------------------------------------------
                                          John S. Weatherly
                                          Senior Vice President and
                                          Chief Financial Officer



                                 CALLON OFFSHORE PRODUCTION, INC.


                                 By: /s/ John S. Weatherly
                                    --------------------------------------------
                                          John S. Weatherly
                                          Senior Vice President and
                                          Chief Financial Officer



LENDER AND
ADMINISTRATIVE AGENT:            FIRST UNION NATIONAL BANK, individually
                                 and as Administrative Agent


                                 By: /s/ Russell T. Clingman
                                    --------------------------------------------
                                          Russell T. Clingman
                                          Vice President



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LENDERS:                         UNION BANK OF CALIFORNIA, N.A.


                                 By: /s/ Ali Ahmed
                                    --------------------------------------------
                                 Name:   Ali Ahmed
                                 Title:  Assistant Vice President



                                 By: /s/ Damien Meiburger
                                    --------------------------------------------
                                 Name:   Damien Meiburger
                                 Title:  Senior Vice President


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